antriabio

February 2014

www.antriabio.com

(OTCQB: ANTB)

Safe Harbor

Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements.

These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, successful completion of the Company's proposed restructuring, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission.

There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at www.sec.gov.

Overview

We are a biopharmaceutical company developing therapies to treat diabetes by combining our proprietary formulation and manufacturing capabilities with FDA-approved therapeutics

Lead Product Candidate: AB101

"a once-a-week basal insulin injection"

Corporate Highlights

- Disruptive Formulation with Potential to Transform Huge Market
  - Rapidly Growing > $8 Billion in Annual Sales
- Promising Pre-clinical Results Support Advancement into Clinical Studies in Humans in 2014
- Product Development Strategy with Clear Path to Registration and Expected Accelerated Time to Market
- Robust IP and Patent Portfolio Provides Competitive Advantage
- Multiple Near-Term Value Creating Opportunities
- Seasoned Management Team with Successful Track Record

Diabetes

A metabolic disease characterized by high blood sugar primarily as a result of inability of pancreas to produce enough insulin

- Chronic disease which can lead to complications including heart disease kidney failure, blindness and amputation
  - Type I & Type II forms of the disease
- Treatment options:
  - Diet & exercise
  - Oral medications

Insulin replacement therapy is the clinical "gold standard"

Insulin Replacement Therapy

OVERVIEW

- **Basal insulin:** background insulin always produced by the pancreas, whether or not we eat
- **Bolus insulin:** extra insulin the pancreas makes in response to the we eat; amount of bolus insulin produced depends on type and size of meal



Insulin levels in blood
Insulin produced by pancreas
Breakfast
Lunch
Dinner

Healthy pancreatic function mimicked through daily insulin injections (basal insulin) and as needed following meals (bolus insulin)

The Diabetes Market

The basal insulin market represents an $8B+ opportunity

SNAPSHOT

- Today 300M+ suffering from diabetes worldwide including > 25M in the US
- In 2012 market for insulin replacement therapy (basal and bolus) was more than $12B
- Basal insulin accounts for more than $8B of that market

Number and Percentage of U.S. Population with Diagnosed Diabetes, 1958–2010


Percentage with Diabetes
Number with Diabetes
PERCENTAGE WITH DIABETES
NUMBER WITH DIABETES (MILLIONS)
YEAR
0
1
2
3
4
5
6
7
8
0
5
10
15
20
25
1958 61 64 67 70 73 76 79 82 85 88 91 94 97 00 03 06 09

CDC's Division of Diabetes Translation. National Diabetes Surveillance System available at http://www.cdc.gov/diabetes/statistics

CDC

Sources: International Diabetes Federation, American Diabetes Association; Annual company reports of sales of branded diabetes products; Annual company reports of sales of insulin products; MedMarket Diligence. "Diabetes Management: Products, Technologies, Markets and Opportunities Worldwide 2009-2018."

The Therapeutic Challenge



Frequent
Discomfort



Irritating!


REFILL YOUR
PRESCRIPTION
NOW!

Inconvenient!



Awkward!



Confusing!



Clumsy!

Compliance is a Daunting Task!

The Opportunity (AB101)

AB101 is a once-a-week injectable basal insulin formulation

PRODUCT OVERVIEW

- Targeted for both Type 1 and Type 2 diabetes
- Releases insulin uniformly over one week
- Low, sustained insulin level that supplements effects of bolus insulin

What is the real value proposition?

+$8 Billion: Hypothetical Landscape


Potential to *Leapfrog* the standard of care!
AB101
antriabio
tresiba
Once-Daily 24-HOUR
LANTUS
insulin glargine [rDNA origin] injection
novo nordisk®
Extended Release
Market share $

The Science Underlying AB101

The Goal:



To formulate human basal insulin into injectable microspheres that will steady dissolve, releasing low but sustained levels of insulin into the blood stream.

Patented Formulation Method:

Increase the solubility of the insulin molecule through a process called PEGylation (*Note: Site specificity for PEGylation is key*)

Formulate PEGylated insulin in a solvent with a safe, well-known polymer (PLGA) to create biodegradable injectable microspheres

AB 101 Promising Preclinical Results

- **Minimal burst of drug:** Minimal release of insulin (less than 1% of weekly dose) immediately after injection followed by sustained insulin release
- **Repeatable kinetics:** Pattern and magnitude of drug release is nearly identical across multiple injections
- **Steady-state drug levels with repeat dosing:** Consistently observed repeat-dose steady-state levels, with minimal peak-to-trough variation
- **Uniform pharmacokinetics and pharmacodynamics:** Release profile is consistent with a 7 day dosing regimen
- **Low volume dose:** Less than 1 ml dose will likely meet the basal insulin needs of most individuals with diabetes

AB 101 Clinical Plan

Objective: Demonstrate safety, tolerability and indication of efficacy of AB 101 in 2014 and then pursue approval in US and Europe

- Toxicity and overall pharmacology to be studied in rabbits, dogs, guinea pigs and rodents in 2014
- Phase 1/2A 20 patient study planned for second half of 2014
  - Ascending dose of AB101 in individuals with diabetes and primary outcome is hyperglycemic episodes, if any
  - Will receive a preliminary indication of efficacy
  - Expect study to be complete by end of 2014
- File IND with FDA in 2015 and continue Phase 2 and Phase 3 studies to demonstrate efficacy of AB 101
  - Phase 2 studies to demonstrate as effective as Lantus
  - Phase 3 studies in larger patient population

Robust Intellectual Property Estate

- **Formulation:** PEGylated bioactive agents in biodegradable polymers including PEG-insulin in PLGA; Patent No. 6,706,289, Issued 2004, Expiration 2021.
- **Delivery Technology:** Site-specific PEGylation method for proteins including insulin; Publication 2004; Expiration: 2023
- **Manufacturing:** Method and apparatus for production of emulsion-based micro-particles; Publication 2005; Expiration 2023
- **Know-How:** Process parameters and conditions required for production of formulation with desired kinetic profile
- **New IP:** We plan to create new IP and file additional patents as we expand our product pipeliene

Near-Term Value Creating Milestones

2014

- Commence AB 101 Toxicity and Pharmacology Studies in rabbits, dogs, guinea pigs and rodents
- Hire and retain additional critical scientific and engineering staff
- Commence work on additional pipeline opportunities
- Produce AB101 material in a cGMP suite
- Complete AB101 Phase 1/2A 20 patient study
- Establish a scientific advisory board composed of thought leaders in metabolic disease
- Opportunistically explore potential partnering transactions

2015

- Announce top-line results of AB101 Phase 1/2A Study
- File IND with FDA
- Complete AB101 Phase 1 Study in US
- Complete AB101 Phase 2 Study in US
- Announce top-line results of AB101 US Studies
- Actively explore potential partnering opportunities
- Advance additional pipeline opportunities

Selected Members of Management and Board



Nevan Elam
Chairman and CEO

- CEO AeroSurgical
- SVP Nektar Therapeutics
  - Sold division to Novartis for $200M enterprise value
  - Spun out Pearl Therapeutics, acquired for $1B by Astra Zeneca
- CFO E2Open, NASDAQ, market cap. > 600M
- Former Wilson, Sonsini Partner
- J.D Harvard Law School



Sankaram Mantripragada
Chief Scientific Officer

- Guidant Corp/Abbott
- V.P. SkyePharma
  - Leader in XR injectable
  - Successfully developed products now on market
- Asst. Professor, University of Virginia Medical School
- Ph.D. Molecular Biophysics
- Postdoc Max Planck Institute



Hoyoung Huh, M.D., Ph.D.
Director

- Sold his oncology company to Sanofi for $.5B
- Serial bio- entrepreneur including founding chair of Epizyme market cap > $1B
- Recognized industry thought-leader
- Former McKinsey Partner
- Cornell, M.D. & Ph.D.

antriabio

antriabio

Ticker: ANTB

AntriaBio, Inc.